UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): May 12, 2005



                              EAGLE BROADBAND, INC.
             (Exact name of registrant as specified in its charter)



                                      TEXAS
                 (State or other jurisdiction of incorporation)



          001-15649                          760494995
          ---------                          ---------
 (Commission File Number)             (I.R.S. Employer Identification No.)



                 101 Courageous Drive, League City, Texas 77573
                 ----------------------------------------------
          (Address of principal executive offices, including zip code)




                                 (281) 538-6000
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):



[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

         On May 12, 2005, Eagle Broadband, Inc. (the "Company") entered into an Employment Agreement (the "Agreement") with David Micek, its President and Chief Executive Officer. The term of the agreement is 3 years starting on May 12, 2005 and expiring May 11, 2008. The agreement provides a base salary of $275,000 and benefits consistent with the company's executive compensation policies.




Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

    Inapplicable.

(b) Pro Forma Financial Information.

    Inapplicable.

(c) Exhibits

    Exhibit Number             Exhibit Description
    --------------             -------------------
         99.1                  Inapplicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   EAGLE BROADBAND, INC.



                                   By:  /s/ DAVID MICEK
                                   ------------------------
                                   President and Chief
                                   Executive Officer




Date: May 12, 2005

                                  EXHIBIT INDEX



         Exhibit Number             Exhibit Description
         --------------             -------------------
         99.1                       Inapplicable.